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                                NEW ENGLAND FUNDS

                       Supplement dated January 1, 1999 to
                       Prospectuses dated May 1, 1998 of:

                   New England Stock Funds Classes A, B and C
                         New England Stock Funds Class Y
                             New England Star Funds
                    New England Bond Funds Classes A, B and C
                         New England Bond Funds Class Y
               New England Massachusetts Tax Free Income Fund and
                  New England Tax Free Income Fund of New York
           New England Intermediate Term Tax Free Fund of California;

     New England Money Market Funds Prospectus dated September 1, 1998; and

            New England Bullseye Fund Prospectus dated March 31, 1998

THE FOLLOWING PERTAINS TO ALL NEW ENGLAND FUNDS:

Effective January 13, 1999, New England Funds shareholders may access account information, including share balances and recent account activity, by visiting our Web site at WWW.MUTUALFUNDS.COM. Transactions may also be processed on line for certain accounts (restrictions may apply). These include purchases, redemptions and exchanges. Shareholders are automatically eligible for these features. New England Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification (PIN) numbers. In addition, you may restrict these privileges from your account by calling New England Funds at 800-225-5478, or writing to us at P.O. Box 8551, Boston, MA 02116. More information regarding these features may be found on our Web site at www.mutualfunds.com.

THE FOLLOWING PERTAINS TO ALL NEW ENGLAND FUNDS EXCEPT NEW ENGLAND MONEY MARKET
FUNDS:

Effective January 1, 1999, the last paragraph in the "Buying Fund Shares-Ways to Buy Fund Shares" section in the Class Y prospectuses and the "Buying Fund Shares-Sales Charges" section in the other prospectuses is revised to read as follows:

The Distributor may at its expense provide additional concessions to dealers who sell shares of the Funds, including: (i) full reallowance of the sales charge of Class A shares, (ii) additional compensation with respect to the sale of Class A, B and C shares, (iii) financial assistance programs to firms who sell or arrange for the sale of Funds including, but not limited to, remuneration for: the firm's internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder recordkeeping or miscellaneous administrative services. Payment for travel, lodging and related expenses may be provided for attendance at New England Funds' seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization such as the National Association of Securities Dealers, Inc. The participation of such firms in financial assistance programs is at the discretion of the firm.

THE FOLLOWING PERTAINS TO ALL PROSPECTUSES EXCEPT NEW ENGLAND STOCK FUNDS CLASS Y, NEW ENGLAND BOND FUNDS CLASS Y AND NEW ENGLAND MONEY MARKET FUNDS:

The one year time limit on the CDSC waiver for redemptions following death or disability is no longer applicable. Accordingly, the relevant sentence in the paragraph beginning "No CDSC on any class of shares applies..." in the "BuyinG Fund Shares-Sales Charges-General" section is amended to read as follows:

There is also no CDSC on redemptions following the death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder.